Exhibit 99.2
CRANE CO.
Income Statement Data
(in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Net Sales:
Aerospace & Electronics	$186,737	$176,081	$693,783	$701,208
Engineered Materials	52,365	46,900	232,298	216,503
Merchandising Systems	122,649	94,160	380,576	371,901
Fluid Handling	319,698	312,647	1,288,624	1,289,456
Total Net Sales	$681,449	$629,788	$2,595,281	$2,579,068
Operating Profit (Loss) from Continuing Operations:
Aerospace & Electronics	$44,719	$39,181	$159,976	$156,015
Engineered Materials	5,809	3,344	34,347	24,522
Merchandising Systems	7,920	10,447	34,822	33,771
Fluid Handling	48,191	41,547	194,879	160,980
Corporate	(23,518)	(18,336)	(76,148)	(64,847)
Total Operating Profit from Continuing Operations	83,121	76,183	347,876	310,441

Interest Income	379	587	1,867	1,879
Interest Expense	(5,809)	(6,717)	(26,460)	(26,831)
Miscellaneous- Net	2,903	(181)	2,733	(884)
Income from Continuing Operations Before Income Taxes	80,594	69,872	326,016	284,605
Provision for Income Taxes	30,482	23,901	105,065	88,416
Income from Continuing Operations	50,112	45,971	220,951	196,189

Profit from Discontinued Operations attributable to common shareholders	—	—	—	3,777
Gain from Sales of Discontinued Operations attributable to common shareholders	—	—	—	29.445

Profit from Discontinued Operations attributable to common shareholders, net of tax	—	—	—	2,456
Gain from Sales of Discontinued Operations attributable to common shareholders, net of tax	—	—	—	19,176
Gain / Profit from Discontinued Operations, net of tax	—	—	—	21,632

Net income before allocation to noncontrolling interests	50,112	45,971	220,951	217,821

Less: Noncontrolling interest in subsidiaries' earnings	406	327	1,449	828

Net income attributable to common shareholders	$49,706	$45,644	$219,502	$216,993

Share Data:
Earnings per share from Continuing Operations	$0.84	$0.79	$3.73	$3.35
Earnings per share from Discontinued Operations	—	—	—	0.37
Earnings per Diluted Share (a)	$0.84	$0.79	$3.73	$3.72

Average Diluted Shares Outstanding	59,156	57,783	58,839	58,293
Average Basic Shares Outstanding	58,161	57,008	57,896	57,443

Supplemental Data:
Cost of Sales	$454,598	$417,569	$1,711,759	$1,708,240
Selling, General & Administrative	143,730	131,505	535,646	539,755
Repositioning Charges	—	4,531	—	20,632
Depreciation and Amortization *	16,678	14,141	54,837	57,263
Stock-Based Compensation Expense	6,492	4,459	22,791	17,319

*	Amount included within cost of sales and selling, general & administrative costs.

(a) Earnings per share amounts may not add due to rounding

CRANE CO.
Condensed Balance Sheets
(in thousands)

	December 31, 2013	December 31, 2012
ASSETS
Current Assets
Cash and Cash Equivalents	$270,643	$423,947
Accounts Receivable, net	437,541	333,330
Current Insurance Receivable - Asbestos	22,783	33,722
Inventories, net	368,886	352,725
Other Current Assets	30,295	36,797
Total Current Assets	1,130,148	1,180,521

Property, Plant and Equipment, net	305,055	268,283
Long-Term Insurance Receivable - Asbestos	148,222	171,752
Other Assets	692,345	455,530
Goodwill	1,279,689	813,792

Total Assets	$3,555,459	$2,889,878

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$125,826	$1,123
Accounts Payable	229,829	182,731
Current Asbestos Liability	88,038	91,670
Accrued Liabilities	223,172	220,678
Income Taxes	2,062	15,686
Total Current Liabilities	668,927	511,888

Long-Term Debt	744,693	399,092
Long-Term Deferred Tax Liability	76,347	36,853
Long-Term Asbestos Liability	610,530	704,195
Other Liabilities	238,289	310,474

Total Equity	1,216,673	927,376

Total Liabilities and Equity	$3,555,459	$2,889,878

CRANE CO.
Condensed Statements of Cash Flows
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Operating Activities:
Net income attributable to common shareholders	$49,706	$45,644	$219,502	$216,993
Noncontrolling interest in subsidiaries' earnings	406	327	1,449	828
Net income before allocations to noncontrolling interests	50,112	45,971	220,951	217,821
Gain on divestiture	(2,727)	—	(2,727)	(29,445)
Restructuring - Non Cash	—	1,078	—	3,855
Depreciation and amortization	16,678	14,141	54,837	57,263
Stock-based compensation expense	6,492	4,459	22,791	17,319
Defined benefit plans and postretirement expense	1,240	5,321	4,779	20,090
Deferred income taxes	37,556	30,583	55,680	55,000
Cash provided by (used for) operating working capital	66,850	81,146	(21,958)	1,824
Defined benefit plans and postretirement contributions	(2,744)	(1,041)	(15,929)	(5,504)
Environmental payments, net of reimbursements	(4,201)	(2,115)	(15,403)	(13,371)
Other	(6,311)	(6,134)	(763)	(12,139)
Subtotal	162,945	173,409	302,258	312,713
Asbestos related payments, net of insurance recoveries	(14,513)	(17,906)	(62,827)	(77,957)
Total provided by operating activities	148,432	155,503	239,431	234,756

Investing Activities:
Capital expenditures	(10,444)	(9,364)	(29,460)	(29,308)
Proceeds from disposition of capital assets	83	4,184	455	6,438
Payment for acquisition, net of cash acquired	(801,781)	—	(801,781)	—
Proceeds from divestiture	6,836	480	6,836	54,079
Total (used for) provided by investing activities	(805,306)	(4,700)	(823,950)	31,209

Financing Activities:
Dividends paid	(17,494)	(15,976)	(67,272)	(61,974)
Reacquisition of shares on open market	—	—	—	(49,991)
Stock options exercised - net of shares reacquired	839	4,630	24,922	13,056
Excess tax benefit from stock-based compensation	566	370	6,353	3,603
Change in short-term debt	1,482	—	124,679	—
New Debt	543,994	—	543,994	—
Repayment of long-term debt	—	—	(200,000)	—
Total provided by (used for) financing activities	529,387	(10,976)	432,676	(95,306)

Effect of exchange rate on cash and cash equivalents	(5,274)	3,584	(1,461)	8,199
Increase (decrease) in cash and cash equivalents	(132,761)	143,411	(153,304)	178,858
Cash and cash equivalents at beginning of period	403,404	280,536	423,947	245,089
Cash and cash equivalents at end of period	$270,643	$423,947	$270,643	$423,947

CRANE CO.
Order Backlog
(in thousands)

	December 31, 2013		September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Aerospace & Electronics	$361,323		$381,830	$403,400	$397,518	$378,152
Engineered Materials	14,661		12,572	14,122	16,138	12,689
Merchandising Systems	51,888	*	23,901	25,641	21,399	14,686
Fluid Handling	333,860		355,192	349,545	365,231	343,370
Total Backlog	$761,732		$773,495	$792,708	$800,286	$748,897

* Includes 31.9 million of backlog pertaining to the MEI/Conlux business acquired in December 2013.

CRANE CO.
Non-GAAP Financial Measures
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,		Percent Change December 31, 2013	Percent Change December 31, 2013
	2013	2012	2013	2012	Three Months	Twelve Months
INCOME ITEMS
Net Sales	$681,449	$629,788	$2,595,281	$2,579,068	8.2%	0.6%

Operating Profit from Continuing Operations	83,121	76,183	347,876	310,441	9.1%	12.1%
Percentage of Sales	12.2%	12.1%	13.4%	12.0%

Special Items impacting Operating Profit from Continuing Operations:
Acquisition Transaction Costs (a)	10,170	3,874	22,765	3,874
Acquisition related inventory and backlog amortization (b)	4,654		4,654
Repositioning Charges (c)		4,531		20,632
Operating Profit from Continuing Operations before Special Items	$97,945	$84,588	$375,295	$334,947	15.8%	12.0%
Percentage of Sales	14.4%	13.4%	14.5%	13.0%

Net Income Attributable to Common Shareholders	$49,706	$45,644	$219,502	$216,993
Per Share	$0.84	$0.79	$3.73	$3.72	6.4%	0.2%

Special Items impacting Net Income Attributable to Common Shareholders:
Acquisition Transaction Costs - Net of Tax (a)	9,837	3,874	22,432	$3,874
Per Share	$0.17	$0.07	$0.38	0.07
Acquisition related inventory and backlog amortization - Net of Tax (b)	2,839		2,839
Per Share	0.05		0.05
Repositioning Charges - Net of Tax (c)		3,896		16,724
Per Share		$0.07		$0.29

Withholding taxes related to acquisition funding (d)	1,192		2,892
Per Share	$0.02		$0.05
Acquisition remedy related gain on sale of product line - Net of Tax (e)	(2,006)		(2,006)
Per Share	(0.03)		$(0.03)
Gain on Divestitures - Net of Tax (f)				$(19,176)
Per Share				$(0.33)
Net Income Attributable To Common Shareholders Before Special Items	$61,568	$53,414	$245,659	$218,416	15.3%	12.5%
Per Share	$1.04	$0.92	$4.18	$3.75	12.6%	11.4%

Profit from Discontinued Operations attributable to common shareholders, net of tax	—	—	—	(2,456)
Per Share				$(0.04)
Net Income Attributable To Common Shareholders Before Special Items from Continuing Operations	$61,568	$53,414	$245,659	$215,960
Per Share	$1.04	$0.92	$4.18	$3.70	12.6%	12.7%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Adjusted EBITDA Schedule (Non-GAAP)
Net Income Attributable To Common Shareholders Before Special Items from Continuing Operations	$61,568	$53,414	$245,659	$218,416
Interest, Net	5,430	6,130	24,593	24,952
Provision for Income Taxes	30,717	23,901	103,600	88,416
Depreciation and Amortization	16,678	14,141	54,837	57,263
Stock Based Compensation	6,492	4,459	22,791	17,319
Adjusted EBITDA from Continuing Operations (Non-GAAP)	$120,885	$102,045	$451,480	$406,366	18.5%	11.1%

(a) During the three and twelve months ended December 31, 2013, the Company recorded transaction costs associated with the potential acquisition of MEI/Conlux.
(b) During the three months ended December 31, 2013, the Company recorded inventory step-up and backlog amortization relating to the acquisition of MEI/Conlux.
(c) The Company incurred repositioning charges in the three and twelve months ended December 31, 2012, associated with productivity actions. The charges included severance and impairment costs related to the shutdown of certain facilities, the transfer of certain manufacturing operations, and staff reduction actions.

(d) In the three and twelve months ended December 31, 2013, the Company incurred withholding taxes related to cash marshalling activities supporting the acquisition of MEI/Conlux
(e) In December 2013, the Company divested a product line within the Merchandising Systems segment pertaining to the execution of remedies associated with the MEI/Conlux acquisition.
(f) In June 2012, the Company divested a business within the Fluid Handling segment and a business within the Controls segment. The associated gains were included in the “Gain from Sale of Discontinued Operations attributable to common shareholders, net of tax" section on the accompanying Income Statement Data.

	2014 Full Year Guidance
2014 Earnings Per Share Guidance	Low	High

Earnings Per Share - GAAP basis	$4.28	$4.48
Acquisition integration costs, inventory step-up and backlog amortization - Net of Tax (g)	0.22	0.22
Anticipated facility repositioning actions, net of real estate divestiture gains - Net of Tax (h)	0.05	0.05
Earnings Per Share - Non-GAAP basis	$4.55	$4.75

(g) In connection with the MEI/Conlux acquisition, the Company expects to incur transaction and integration related costs, and inventory step up and backlog amortization charges in a range of $18 million to $21 million. The $0.22 represents the estimated Earnings Per Share impact for the mid-point of the $18 million to $21 million range.

(h) In 2014, the Company expects to incur costs associated with facility repositioning actions related to the consolidation of certain smaller manufacturing sites and expects to record gains from the sale of certain Company owned real estate.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
CASH FLOW ITEMS
Cash Provided from Operating Activities
before Asbestos - Related Payments	$162,945	$173,409	$302,258	$312,713
Asbestos Related Payments, Net of Insurance Recoveries	(14,513)	(17,906)	(62,827)	(77,957)
Cash Provided from Operating Activities	148,432	155,503	239,431	234,756
Less: Capital Expenditures	(10,444)	(9,364)	(29,460)	(29,308)
Free Cash Flow	$137,988	$146,139	$209,971	$205,448

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.
The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company's performance.

The Company's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net income before special items plus an add-back for net interest, provision for income taxes, depreciation, amortization and stock-based compensation. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to the Company’s operating performance.

In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The measure of Free Cash Flow does not take into consideration certain other non-discretionary cash requirements such as, for example, mandatory principal payments on the Company's long-term debt. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.